
mO PREMIER APARTMENTS mO
mO PREMIER APARTMENTS mO

**The MO**
Washington, D.C.

# INVESTOR PRESENTATION

November 2024

UDR®

Opening doors to the future®



The MO
Washington, D.C.

# TABLE OF CONTENTS

# RECENT UPDATES – 2024 GUIDANCE (AS REPORTED OCTOBER 30, 2024)

Key operating metrics remain on track relative to the outlook provided on our third quarter earnings call, including approximately flat blended lease rate growth and improving sequential occupancy in the fourth quarter.

## SSREV Growth



Original Midpoint
Driven by further rollout of building-wide Wi-Fi, enhanced amenity offerings, package lockers, etc.
1.4% average blended rate growth (vs. 2% in 2023)
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.70%
0.65%
0.75%
0.10%
High: 2.40%
Mid: 2.20%
Low: 2.00%
Earn-In (Embedded Growth)
Blended Lease Rate Growth
Innovation and Other Income
Occupancy and Bad Debt
2024 SSREV Growth

## SSREV Growth, by Region



Original Midpoint
4%
3%
2%
1%
0%
-1%
High: 2.4%
Low: 2.0%
High: 3.6%
Low: 3.2%
High: 2.7%
Low: 2.3%
High: 0.4%
Low: 0.0%
Total
East Coast / Mid-Atlantic
West Coast
Sunbelt
% of Total UDR NOI
40%
35%
25%

## SSEXP Growth



Organic SSEXP growth would be ~120bps lower when excluding:
• $3.7M one-time payroll tax credit received in 1Q 2023 (Personnel expense growth would otherwise be 5%)
• $2.0M expected 2024 costs for property-wide WiFi (Admin & Marketing expense growth would otherwise be 3%)
Current Midpoint
Original Midpoint
20%
10%
5%
0%
-5%
5.25%
4.4%
4.5%
2.0%
5.0%
4.0%
11.0%
9.5%
4.0%
3.0%
10.0%
3.5%
18.0%
(4.0)%
Total
Real Estate Taxes
R&M
Personnel
Utilities
Admin & Marketing
Insurance
% of Total Expenses
40%
20%
14%
14%
7%
5%

## FFOA Per Share



Original Midpoint
$2.60
$2.55
$2.50
$2.45
$2.40
$2.35
$2.30
$2.25
$2.20
$2.47
$0.10
$(0.05)
$(0.01)
$(0.02)
$(0.01)
$2.48
$2.42
FY 2023
SSREV
SSEXP
JV FFO (includes DPE)
Interest Expense
Net G&A
FY 2024 Midpoint

Source: Company documents.

# RECENT UPDATES – SECTOR TRENDS[1]

Demographics, affordability, and demand/supply factors continue to support rentership.

## Steady Rent-to-Income Ratio ("R/I")

Median resident R/I ratio in the low-20% range


R/I Ratio
Long-Term Average
25%
24%
23%
22%
21%
20%
Sep-18
Sep-19
Sep-20
Sep-21
Sep-22
Sep-23
Sep-24

## Attractive Relative Affordability

Nearly 60%, or $3,200 per month, less expensive to rent than own across UDR markets


% Less Expensive to Rent vs. Own (TTM)
Long-Term Average
-20%
-30%
-40%
-50%
-60%
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024

## Robust Demand

Above-average population concentrations in the mid-20's to early-30's age cohorts support future apartment rental demand


U.S. Population by Age
Average (Ages 15 to 60)
4,800,000
4,400,000
4,000,000
3,600,000
15
20
25
30
35
40
45
50
55
60

## Slowing Future Supply

Multifamily starts have declined materially since mid-2022


Quarterly Multifamily Development Starts (Units)
160,000
120,000
80,000
40,000
0
2019
2020
2021
2022
2023
2024

(1) Metrics as of September 30, 2024, unless otherwise noted.
Source: Company documents, RealPage, U.S. Census Bureau.

# RECENT UPDATES – SUPPLY OUTLOOK

Record levels of new multifamily deliveries expected in 2024, before trending lower towards historical averages by 2H 2025.


National Multifamily Deliveries
Units
% of Stock
180,000
135,000
90,000
45,000
0
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
Deliveries
% of Stock
1Q22
4Q22
3Q23
2Q24
1Q25
4Q25


UDR Market Multifamily Deliveries
Units
% of Stock
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
Deliveries
% of Stock
1Q22
4Q22
3Q23
2Q24
1Q25
4Q25

## 2024 Supply as % of Existing Stock

| >250 bps Above Historical Average | 100 to 250 bps Above Historical Average | Flat to 100 bps Above Historical Average |
|---|---|---|
| **20% of UDR NOI** | **45% of UDR NOI** | **35% of UDR NOI** |
| Austin | Boston | Baltimore |
| Dallas | Los Angeles | Monterey Peninsula |
| Denver | Orlando | New York |
| Nashville | Portland | Orange County |
| Philadelphia | Richmond | San Francisco |
| Seattle | Tampa | San Diego |
| | Washington, D.C. | |

Source: Company documents, RealPage, CoStar.

# UDR AT A GLANCE[1][2]

UDR is a **full-cycle investment** that consistently generates strong total shareholder return ("TSR") through innovation, best-in-class operations, and disciplined capital allocation.

- 52 Year History
- S&P 500 Multifamily REIT
- ~60,000 Apartment Homes
- 21 Markets
- ~$22B EV
- 4.0% Dividend Yield
- Full-Cycle Investment
- Continuous Innovation

## Outsized Same-Store NOI Growth[3]



10-Year
4.0%
4.0%
15-Year
4.1%
4.1%
20-Year
3.9%
4.1%
3.3%
3.5%
3.7%
3.9%
4.1%
4.3%
Peer Median CAGR
UDR CAGR

## Robust Relative TSR



10-Year
6.5%
7.0%
15-Year
10.6%
11.3%
20-Year
7.7%
8.3%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
NAREIT Equity Index CAGR
UDR CAGR

## Sustainable Dividends That Grow Over Time



$1.80
$1.40
$1.00
$0.60
$0.20
208
Consecutive Dividends Paid
6.3%
CAGR since 2010
$0.72
$1.70
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

(1) As of October 31, 2024, except otherwise noted.
(2) Dividend Yield is based on UDR's 3Q24 annualized dividend of $1.70 per share.
(3) Peer group includes AVB, CPT, EQR, ESS, IRT, and MAA; 2Q 2020 through 4Q 2023 UDR same-store NOI results have been adjusted where appropriate to reflect concessions on a straightline basis for peer comparability.
Source: Company and peer documents, Nareit.

# UDR AT A GLANCE – DIVERSIFIED PORTFOLIO COMPOSITION

UDR is diversified across markets and price points to generate robust growth with less risk.

## Market Mix



Northeast/Mid-Atlantic:
40% of NOI
West Coast:
35% of NOI
Sunbelt:
25% of NOI



80%
60%
40%
20%
UDR
Peer Average
Portfolio-Wide Rental Rate Differential(2,3)
% of SS Revenue in Five Largest Markets(2)

**Less Concentration Risk**

**More Stability**

## Price Point and Location(1) Within Market



A-Quality
B-Quality
56%
44%
Coastal A
Coastal B
53%
47%
Sunbelt A
Sunbelt B
64%
36%
Urban
Suburban
70%
30%
Coastal Urban
Coastal Suburb
62%
38%
Sunbelt Urban
Sunbelt Suburb
9%
91%

(1) Price point and location charts are based on NOI. A-Quality is defined as having average community rent >120% of the market average rent. B-Quality is defined as having average community rent greater than or equal to 80% but less than 120% of the market average rent.
(2) Data as of September 30, 2024. Comparative top-5 markets for peer REITs are defined similarly to UDR's market definitions.
(3) Rental rate differential equals the percentage difference between 1st and 3rd quartile rent levels across each REIT's portfolio.
Source: Company and peer documents, Nareit.

# UDR VALUE PROPOSITION

## Durable and Repeatable Competitive Advantages

1

### Innovation

**Operations**

- Self-service and improved resident experience
- Expand margins and lessen expense growth
- $110M incremental NOI captured or identified

**Differentiated Market Selection**

- Predictive analytics and qualitative analyses to help identify investment/ divestment markets
- Benefits our acquisition yield expansion

2

### Repeatable Investment Upside

- Durable competitive advantages boost yields
- History of acquisitions achieving 10-15% NOI growth in excess of market over first 3 years of ownership

## Long-Term TSR Outperformance

**Frequency that UDR's Rolling 5-year Annualized TSR(1) Outperforms Index**



Last 5 Years
Last 10 Years
80%
60%
40%
20%
0%
52%
57%
67%
70%
UDR vs. NAREIT Apartment Index
UDR vs. NAREIT Equity Index
UDR vs. NAREIT Apartment Index
UDR vs. NAREIT Equity Index

## Controllable Operating Margin ("COM") Expansion

**Controllable Operating Margin vs. Avg. Monthly Rent(2) (TTM through 3Q24)**



84%
83%
82%
81%
80%
79%
78%
77%
TTM Controllable Operating Margin
~200bps COM advantage Equates to ~$30M in higher annualized NOI.
Peer Avg.
$1,500
$2,000
$2,500
$3,000
Average Monthly Rent Per Apartment Home

(1) Data through October 31, 2024.
(2) Based on disclosures across the peer group. Average Monthly Rent is defined as average monthly rental rates for EQR, ESS, IRT, and MAA and is defined as average monthly revenue per occupied home for AVB, CPT, and UDR.
Source: Company and peer documents.

# INNOVATION = REPEATABLE, CONSISTENT VALUE CREATION

UDR innovation initiatives have consistently driven high-single-digit y/y growth in other income, resulting in (a) approximately **$30M of incremental run-rate NOI** since 2018, equating to $600M of value creation,[1] and (b) an approximate **200 basis point controllable margin advantage** versus peers. Current and identified future initiatives should allow UDR to sustain high-single-digit other income growth.

**$110M NOI ($0.30/share or 10% upside) from Identified Value Creation**

| 2018-2023: | 2024 Target: | Identified (2025+): |
|---|---|---|
| $30M | $10M | $70M |

**Legacy Innovation**

- **Ancillary Income**: Parking, Package Lockers, Pet Fees, Short-Term Rentals
- **Site-Level Efficiencies**: Reduce Controllable Expenses, Unmanned Communities, Group Purchasing
- **Foundational Technologies**: SmartHome Tech, Data Hub, CRM, AI Chatbot, Self-Guided Tours, Resident App, Maintenance Tech, Spatial Analytics, Robotics
- **Pricing Enhancements**: Unit-Level and Amenity Pricing
- **Reduce Friction**: Streamlined Resident Move-In Process

**Major Strategic Initiatives (Examples)**

- **Community WiFi ($10-$15M NOI 2025+)**: Seamless access for residents; supports self-service model; building block to reduce emissions
- **Customer Experience ($10-$25M NOI 2025+)**: Leverage data and AI to orchestrate interactions and decisions; leads to higher satisfaction, increased lifetime value of resident, higher retention, fewer vacant days, improved pricing, margin expansion
- **Bad Debt ($10-$20M NOI 2025+)**: AI-powered fraud screening (proof of income, ID verification, pattern recognition) = higher collections, reduced eviction and turnover costs, lower vacancy loss

(1) Calculated based on an applied cap rate of 5.0%.
Source: Company documents.

# ACCRETIVE CAPITAL ALLOCATION

UDR has a track record of being a proficient steward of capital and can utilize various external growth value creation drivers.



Capital Allocation During the Apartment Cycle ($M)
UDR Prem./(Disc.) to NAV (lhs)
Net Acquisitions (rhs)
Issue equity at a premium to NAV and grow when appropriate
Sell assets to fund growth and execute share repurchases when equity trades at a discount to NAV
40%
30%
20%
10%
0%
(10)%
(20)%
(30)%
(40)%
$2,000
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
($2,000)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024



UDR'S CAPITAL SOURCES
Cost
Not Attractive
Attractive
Source in Size
Yes
No
Common Equity
Asset Dispositions
Unsecured Debt
Secured Debt
JV Capital
LOC
Commercial Paper



UDR'S CAPITAL USES
Risk-Adjusted Return
Low
High
Investment Opportunity
Large
Small
JV Acquisitions
Acquisitions
Development
DPE
Redevelopment
NOI-Enhancing Cap Ex
Stock Buybacks
Operating Platform

Source: Company documents.

# ACCRETIVE CAPITAL ALLOCATION

Our wide variety of value creation drivers provides UDR the latitude to **pivot toward investment opportunities that generate the highest risk-adjusted IRRs** and **the greatest earnings/NAV accretion**. These include:

## ACQUISITIONS



**Villaggio** | Dallas, TX

- Target 10%-15% NOI growth above market in first 3 years of ownership

## DEVELOPMENT



**101 N. Meridian** | Tampa, FL

- Approximately 6% weighted average projected stabilized yield on recently developed communities

## REDEVELOPMENT



**Jefferson at Marina Del Rey** | Los Angeles, CA

- Target mid-teens IRRs through NOI enhancing projects

## DEBT AND PREFERRED EQUITY



**Essex Luxe** | Orlando, FL

- Low/mid-double-digit IRRs on capital provided to third-party developers and operators (i.e., recapitalizations); deal structures embed acquisition optionality

## JOINT VENTURES



**Signal Hill** | Washington, D.C.

- Strategic partnerships to source attractively priced capital and grow the Company across cycles

## PLATFORM & INNOVATION


ACCOUNT
SNAPSHOT

**Virtual Tours | SmartHome Technology Package**

- Digitalization, centralization, and utilization of advanced AI to improve customer experience

Source: Company documents.

# DIVERSIFIED AND HIGH-QUALITY RESIDENT BASE(1)

Household income, wage growth, and resident credit quality support current and future demand.

| $167K | ↑ 29% | 166% | Low-20% |
|---|---|---|---|
| Average annual household income | Increase of average incomes vs. pre-COVID(2) | Above median MSA income | Average rent-to-income ratio |

**UDR Same-Store Portfolio**

| | |
|---|---|
| Avg. Resident Age | 36 |
| Avg. Household Income ($000s): | $167 |
| vs. MSA Median Income: | 166% |
| % High-Income MSA Jobs: | ↔ |



**Seattle**

| | |
|---|---|
| Avg. Household Income ($000s): | $189 |
| vs. MSA Median Income: | 160% |
| % High-Income MSA Jobs: | ↑ |

**San Francisco Bay Area**

| | |
|---|---|
| Avg. Household Income ($000s): | $228 |
| vs. MSA Median Income: | 147% |
| % High-Income MSA Jobs: | ↑ |

**Orange County**

| | |
|---|---|
| Avg. Household Income ($000s): | $196 |
| vs. MSA Median Income: | 179% |
| % High-Income MSA Jobs: | ↓ |

**Boston**

| | |
|---|---|
| Avg. Household Income ($000s): | $230 |
| vs. MSA Median Income: | 203% |
| % High-Income MSA Jobs: | ↔ |

**New York City**

| | |
|---|---|
| Avg. Household Income ($000s): | $375 |
| vs. MSA Median Income: | 429% |
| % High-Income MSA Jobs: | ↔ |

**Metro Washington, D.C.**

| | |
|---|---|
| Avg. Household Income ($000s): | $141 |
| vs. MSA Median Income: | 109% |
| % High-Income MSA Jobs: | ↑ |

**Sunbelt Markets**

| | |
|---|---|
| Avg. Household Income ($000s): | $129 |
| vs. MSA Median Income: | 149% |
| % High-Income MSA Jobs: | ↔ |

- Primary Coastal Markets
- Other Coastal Markets
- Sunbelt Markets

- ↑ >35% of Jobs are High-Income
- ↔ >30% and <35% of Jobs are High-Income
- ↓ <30% of Jobs are High-Income

(1) Data as of October 31, 2024. Resident Age, Household Income, and Household income versus MSA Median Income are based on UDR portfolio attributes. Analysis of job quality stratification (High-Income, Medium-Income, and Low-Income) reflects employment trends at the market level (or aggregated market level in the case of Sunbelt Markets) and are not necessarily reflective of UDR's resident profile. The intent of this analysis is to demonstrate the quality of potential residents based on the total addressable market. Jobs are classified by industries as defined by the Bureau of Labor Statistics category: segmentation is done across Mining/Logging/Construction, Manufacturing, Trade/Transportation/Utilities, Information Services, Financial Services, Professional and Business Services, Education and Health Services, Leisure and Hospitality, Federal/State/Local Government, and Other Services.

(2) Pre-COVID defined as February 2020.

Source: Company documents and Bureau of Labor Statistics.

# RESIDENT ATTRIBUTES AND TRENDS

## Resident Age Distribution[1]

Balanced resident composition minimizes risk of exposure to specific age cohorts.



Average Resident Age: 36
Median Resident Age: 32
30%
20%
10%
0%
18%
16%
23%
21%
17%
18%
18%
19%
24%
26%
Under 25
25-29
30-34
35-44
45+
Pre-COVID: Feb 2020
Current

## Resident Turnover

- Healthy demand and our focus on resident satisfaction has helped drive a 670 basis point decrease in trailing-twelve-month ("TTM") resident turnover versus pre-COVID levels.
- More recently, since 1Q 2023, we have reduced resident turnover by 350 basis points (the most among the peer group)[2] while delivering peer-average blended lease rate growth (i.e., lower resident turnover without sacrificing pricing power).
- Resident move outs to buy (6%) or rent (1%) a single-family home during 3Q 2024 totaled 7%, or 45% below historic norms.



Percent of Move Outs to Buy or Rent a Single-Family Home
15%
10%
5%
0%
TTM Resident Turnover
53%
51%
49%
47%
45%
43%
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
UDR Move Outs to Buy Home
UDR Move Outs to Rent Home
UDR TTM Resident Turnover Rate
Peer Avg. TTM Resident Turnover

(1) Distribution is based on residents who are signees on a lease.
(2) Peer group includes AVB, CPT, EQR, ESS, IRT, and MAA.
Source: Company and peer documents.

# STRONG, LIQUID, FLEXIBLE BALANCE SHEET[1]

Sector-leading weighted average interest rate, the lowest percentage of maturing debt among peers over the next 3- and 5-year periods, robust liquidity (approx. $1 billion), and strong leverage metrics support growth opportunities and reduce risk.

| Investment Grade | Strong Leverage Metrics | Well Laddered Maturity Schedule |
|---|---|---|
| **BBB+**<br>S&P Unsecured Rating | **28%**<br>Consolidated debt-to-enterprise value[1] | **5.4 years**<br>Average debt duration[2] |
| **Baa1**<br>Moody's Unsecured Rating | **5.6x**<br>Consolidated net debt-to-EBITDAre as of 3Q 2024 | **9%**<br>Sector-low percentage of debt maturing through 2026 |
| **3.4%**<br>Sector-best weighted average interest rate | **4.9x**<br>Consolidated fixed charge coverage ratio as of 3Q 2024 | **88%**<br>of NOI unencumbered |

## Forward Debt Maturity Schedule ($M/Weighted Average Interest Rate)[2]



$291
5.0%
$225
4.1%
$357
3.0%
$657
3.9%
$467
3.7%
$616
3.9%
$831
3.3%
$761
2.9%
$427
2.2%
$650
2.0%
$600
4.0%
$1,000
$800
$600
$400
$200
$0
Only 9% of consolidated debt outstanding matures through 2026, excluding Commercial Paper,[2] Working Capital Facility, and principal amortization.
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Thereafter
Unsecured Debt
Secured Debt
Line of Credit/Working Capital

(1) Metrics as of September 30, 2024, unless otherwise noted.
(2) 2024 maturities reflect $290.0 million of principal outstanding at an interest rate of 5.03%, an equivalent of SOFR plus a spread of 14.0 basis points, on the Company's unsecured commercial paper program as of September 30, 2024. Under the terms of the program, the Company may issue up to a maximum aggregate amount of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.6 years with and without extensions.
Source: Company and peer documents.

# ESG AND SUSTAINABILITY LEADERSHIP

UDR is a **recognized global ESG leader** and is committed to further enhancing our ESG profile.[1]

## Top Workplace

Named the **2024 Top Workplaces winner** in the Real Estate Industry

## Sustainable Development

Selected by USGBC as a LEED Homes Award recipient in the **Outstanding Developer** category

## Sector Leader

Recognized by GRESB as a **Residential Multifamily Sector Leader** twice since 2021

## SDG Alignment

Aligned with **10 United Nations Sustainable Development Goals**

## DEI Commitment

Inaugural donor to the Nareit Foundation's **Dividends Through Diversity, Equity & Inclusion** campaign

## Responsibility

Named one of **America's Most Responsible Companies** by Newsweek in three consecutive years

## Green Bonds

**Two Green Bond issuances totaling $650 million** of proceeds since 2019



## Climate Tech Funds

Committed to invest **$30M into strategic ESG and Climate Technology Funds**



(1) For additional details on UDR's targets, please refer to the Company's ESG website and its 8th annual ESG Report.
Source: Company documents.



**The MO**
Washington, D.C.

# APPENDIX

Opening doors to the future®

# THE CASE FOR APARTMENT REITS

Apartment REIT TSR has outperformed other REITs and the broader market by a wide margin since 2000 due to:

1. Ongoing shortage of U.S. housing
2. Increased propensity to rent
3. Housing's status as a necessary, non-discretionary expense
4. Better long-term NOI growth + lower capex than most REIT sectors

**TOTAL SHAREHOLDER RETURN (INDEXED AT 100 IN JANUARY 2000)(1)**



NAREIT Equity Apartments Index
NAREIT Equity Index
S&P 500
Apartment REITs have outperformed over time
10.8% Nareit Equity Apartments Index CAGR
10.1% Nareit Equity Index CAGR
8.4% S&P 500 CAGR
1,275
1,079
735
1,600.00
1,400.00
1,200.00
1,000.00
800.00
600.00
400.00
200.00
-
2000
2004
2008
2012
2016
2020
2024

**ROLLING 3-YEAR ANNUALIZED TSR(1)**



Apt. REIT Outperformance vs. Equity REITS
66% of the time, the Nareit Equity Apartments Index has outperformed the Nareit Equity Index on a rolling 3-Year TSR basis.
4% Average Outperformance
4% Average Underperformance
15%
10%
5%
0%
(5)%
(10)%
(15)%
2000
2004
2008
2012
2016
2020
2024

(1) Data through October 31, 2024.
Source: Nareit and Factset.

# APARTMENT DEMOGRAPHICS AND FUNDAMENTALS

Long-term demographics remain strong for apartments. Since 2010, approximately 30% fewer total housing units have been produced versus total households formed over the same period.

## U.S. POPULATION BY AGE COHORT (MILLIONS)


Domestically Born
Foreign Born
25
20
15
10
5
0
Future renter cohort
Primary renter cohort
Increasingly important renter cohort
Age: 5-9 10-14 15-19 20-24 25-29 30-34 35-39 40-44 45-49 50-54 55-59 60-64

## PROPENSITY TO RENT BY AGE COHORT


3Q24 TTM (lt. axis)
Increase Since Peak H.O. Rate (bps, rt. axis)
70%
60%
50%
40%
30%
20%
10%
800
600
400
200
0
62.5%
554
730
38.0%
672
29.5%
572
24.0%
230
21.2%
Age: < 35 35-44 45-54 55-64 >65

- Sizeable current primary renter cohort
- Larger domestically born future renter cohort
- Potential upside from foreign-born growth

**Significantly higher propensity to rent due to:**

- Overall housing shortage
- High for-sale home prices and mortgage rates
- Pent-up demand (household formation)



Peak home-buying age ↑ to 36 from 29 in the 1970s.



Average age of marriage ↑ to 32 from 22 in the 1970s.



67% of Millennials who want to own a home have zero down payment savings.

Source: U.S. Census Bureau. Data as of October 31, 2024.

# APARTMENT DEMOGRAPHICS AND FUNDAMENTALS

Low absolute and relative affordability represent a barrier to single-family ownership, resulting in a larger potential multifamily renter pool. Third-party forecasts indicate approximately 5 million additional apartments will be needed by 2030 to satisfy housing demand, thereby mitigating the potential supply risk of increased residential completions.

## Household ("HH") Growth by Type (000s)



YOY Owner HH Formation
YOY Renter HH Formation
YOY Total Housing Completions
Single Family Affordability (rt. axis)
Single Family More Affordable
Single Family Less Affordable
2,200
1,200
200
(800)
(1,800)
80
60
40
20
0
Owner Nation
Renter Nation
Owner Nation
Renter Nation
2001
2004
2007
2010
2013
2016
2019
2022

## UDR Monthly Cost To Rent vs. Total Cost To Own[(1)]



% Less Expensive to Rent vs. Own (TTM)
-20%
-30%
-40%
-50%
-60%
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024

- Rent-versus-own analysis[(1)] shows it is approximately **60% less expensive** to rent than own across UDR markets. This equates to **relative savings of approximately $3,200 per month** to rent a UDR apartment home.
- **Relative affordability has improved by 25%** compared to pre-COVID levels.

(1) UDR Average Monthly Cost to Rent is as of 3Q 2024 and is defined as Total Revenue Per Occupied Home on a Same-Store basis. Blended cost to own a home is calculated using data from Moody's, National Association of Realtors, and property prices (both single-family and condos) from Zillow for the markets in which UDR operates and is based on UDR's NOI by market. Monthly mortgage costs assume a 20% down payment and a 30-year fixed rate mortgage based on historical quarterly rates from Federal Reserve Economic Data. Monthly cost to own also includes taxes and insurance expense assumed at 1/12 of 2% of the historical median home price.

Source: U.S. Census Bureau, Federal Reserve Economic Data, REIS, Zillow, Moody's National Association of Realtors, Company documents.

# FORWARD LOOKING STATEMENTS

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "outlook," "guidance," "estimates," and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, including the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, rising interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.

Investor Relations Contact:
Trent Trujillo
ttrujillo@udr.com
720.283.6135


Nasdaq Celebrates
UDR, Inc.'s
6th Annual ESG Report
UDR
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# DEFINITIONS AND RECONCILIATIONS

NOVEMBER 2024

UDR
Opening doors to the future

**Acquired Communities:** The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

**Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:** The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on page A-9 of this presentation.

**Consolidated Fixed Charge Coverage Ratio – adjusted for non-recurring items:** The Company defines Consolidated Fixed Charge Coverage Ratio – adjusted for non-recurring items as Consolidated Interest Coverage Ratio – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio – adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio – adjusted for non-recurring items is provided on page A-8 of this presentation.

**Consolidated Interest Coverage Ratio – adjusted for non-recurring items:** The Company defines Consolidated Interest Coverage Ratio – adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio – adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio – adjusted for non-recurring items is provided on page A-8 of this presentation.

**Consolidated Net Debt-to-EBITDAre – adjusted for non-recurring items:** The Company defines Consolidated Net Debt-to-EBITDAre – adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre – adjusted for non-recurring items. Consolidated EBITDAre – adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre – adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre – adjusted for non-recurring items is provided on page A-8 of this presentation.

Source: Company documents, Nareit, and Green Street.

**Controllable Expenses:** The Company refers to property operating and maintenance expenses as Controllable Expenses.

**Controllable Operating Margin:** The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company's ability to limit the growth of expenses that are within the control of the Company.

**Cost of Capital:** The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock price. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

**Debt-to-Asset Value:** The amount of debt in relation to gross assets.

**Debt-to-Enterprise Value:** The amount of debt in relation to Enterprise Value. Management considers Debt-to-Enterprise Value a useful metric for investors as it is a widely recognized measure for evaluating leverage of a public company and presenting Debt-to-Enterprise Value enables investors to assess our leverage in comparison to other REITs.

**Development Communities:** The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

**Dividend Payout Ratio:** Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

**Dividend Yield:** A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

**Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):** The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company's ability to incur and service debt and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on page A-8 of this presentation.

**Effective Blended Lease Rate Growth:** The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

**Effective New Lease Rate Growth:** The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Source: Company documents, Nareit, and Green Street.

**Effective Renewal Lease Rate Growth:** The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

**Enterprise Value:** The summation of Equity Market Cap, short-term debt, and long-term debt, net of balances for cash and cash equivalents, on a given date. Management considers Enterprise Value a useful metric for investors as it is a widely recognized measure for calculating the public value of assets.

**Equity Market Cap:** The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given date.

**Estimated Quarter of Completion:** The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

**Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders:** The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-9 of this presentation.

**Funds From Operations ("FFO") attributable to common stockholders and unitholders:** The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company's share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on page A-9 of this presentation.

**Held For Disposition Communities:** The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

**Internal Rate of Return ("IRR"):** The discount rate that sets estimated discounted cash flows equal to the initial investment.

Source: Company documents, Nareit, and Green Street.

**Joint Venture Reconciliation at UDR's weighted average ownership interest:**

| In thousands | 3Q 2024 | YTD 2024 |
|---|---|---|
| Income/(loss) from unconsolidated entities | $ (1,880) | $ 11,251 |
| Management fee | 875 | 2,574 |
| Interest expense | 4,744 | 13,682 |
| Depreciation | 12,315 | 39,776 |
| General and administrative | 132 | 481 |
| Preferred Equity Program (excludes loans) | (9,071) | (25,670) |
| Other (income)/expense | (43) | (91) |
| Realized and unrealized (gain)/loss on real estate technology investments, net of tax | (492) | (5,949) |
| Impairment loss from unconsolidated joint ventures | 8,083 | 8,083 |
| **Total Joint Venture NOI at UDR's Ownership Interest** | $ 14,663 | $ 44,137 |

**Net Asset Value:** Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units. Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

**Net Operating Income ("NOI"):** The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

| In thousands | 3Q 2024 | 2Q 2024 | 1Q 2024 | 4Q 2023 | 3Q 2023 |
|---|---|---|---|---|---|
| Net income/(loss) attributable to UDR, Inc. | $ 22,597 | $ 28,883 | $ 43,149 | $ 32,986 | $ 32,858 |
| Property management | 13,588 | 13,433 | 13,379 | 13,354 | 13,271 |
| Other operating expenses | 6,382 | 7,593 | 6,828 | 8,320 | 4,611 |
| Real estate depreciation and amortization | 170,276 | 170,488 | 169,858 | 170,643 | 167,551 |
| Interest expense | 50,214 | 47,811 | 48,062 | 47,347 | 44,664 |
| Casualty-related charges/(recoveries), net | 1,473 | 998 | 6,278 | (224) | (1,928) |
| General and administrative | 20,890 | 20,136 | 17,810 | 20,838 | 15,159 |
| Tax provision/(benefit), net | (156) | 386 | 337 | 93 | 428 |
| (Income)/loss from unconsolidated entities | 1,880 | (4,046) | (9,085) | 20,219 | (5,508) |
| Interest income and other (income)/expense, net | (6,159) | (6,498) | (5,865) | (9,371) | 3,069 |
| Joint venture management and other fees | (2,072) | (1,992) | (1,965) | (2,379) | (1,772) |
| Other depreciation and amortization | 4,029 | 4,679 | 4,316 | 4,397 | 3,692 |
| (Gain)/loss on sale of real estate owned | - | - | (16,867) | (25,308) | - |
| Net income/(loss) attributable to noncontrolling interests | 1,480 | 2,130 | 3,161 | 2,975 | 2,561 |
| **Total consolidated NOI** | $ 284,422 | $ 284,001 | $ 279,396 | $ 283,890 | $ 278,656 |

Source: Company documents, Nareit, and Green Street.

**NOI Enhancing Capital Expenditures ("Cap Ex"):** The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time. Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

**Nominal Cap Rate:** Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on its investment.

**Non-Mature Communities:** The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

**Non-Residential / Other:** The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

**Other Markets:** The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes. Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

**Physical Occupancy:** The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

**QTD Same-Store Communities:** The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

**Recurring Capital Expenditures:** The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

**Redevelopment Communities:** The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

**Sold Communities:** The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

**Stabilization/Stabilized:** The Company defines Stabilization/Stabilized as when a community's occupancy reaches 90% or above for at least three consecutive months.

**Stabilized, Non-Mature Communities:** The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

**Total Revenue per Occupied Home:** The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes. Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

**YTD Same-Store Communities:** The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Source: Company documents, Nareit, and Green Street.

**2024 Guidance:** All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for the fourth quarter of 2024 and full-year 2024 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

| | 4Q 2024 | | Full-Year 2024 | |
|---|---|---|---|---|
| | Low | High | Low | High |
| Forecasted net income per diluted share | $ 0.10 | $ 0.12 | $ 0.38 | $ 0.40 |
| Conversion from GAAP share count | (0.01) | (0.01) | (0.02) | (0.02) |
| Net gain on the sale of depreciable real estate owned | - | - | (0.05) | (0.05) |
| Impairment loss from unconsolidated joint ventures | - | - | 0.02 | 0.02 |
| Depreciation | 0.51 | 0.51 | 2.06 | 2.06 |
| Noncontrolling interests | 0.01 | 0.01 | 0.02 | 0.02 |
| Preferred dividends | - | - | 0.01 | 0.01 |
| **Forecasted FFO per diluted share and unit** | **$ 0.61** | **$ 0.63** | **$ 2.42** | **$ 2.44** |
| Legal and other costs | - | - | 0.02 | 0.02 |
| Severance costs and other restructuring expense | - | - | 0.01 | 0.01 |
| Casualty-related charges/(recoveries) | 0.01 | 0.01 | 0.03 | 0.03 |
| Realized/unrealized (gain)/loss on real estate technology investments | - | - | (0.01) | (0.01) |
| **Forecasted FFO as Adjusted per diluted share and unit** | **$ 0.62** | **$ 0.64** | **$ 2.47** | **$ 2.49** |
| Recurring capital expenditures | (0.06) | (0.06) | (0.26) | (0.26) |
| **Forecasted AFFO per diluted share and unit** | **$ 0.56** | **$ 0.58** | **$ 2.21** | **$ 2.23** |

Source: Company documents.

| Coverage Ratios | | Quarter Ended September 30, 2024 |
|---|---|---|
| Net income/(loss) | $ | 24,077 |
| Adjustments: | | |
| Interest expense, including debt extinguishment and other associated costs | | 50,214 |
| Real estate depreciation and amortization | | 170,276 |
| Other depreciation and amortization | | 4,029 |
| Tax provision/(benefit), net | | (156) |
| Impairment loss from unconsolidated joint ventures | | 8,083 |
| Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures | | 17,290 |
| EBITDAre | $ | 273,813 |
| Casualty-related charges/(recoveries), net | | 1,473 |
| Legal and other costs | | 1,551 |
| Severance costs | | 3,018 |
| Realized and unrealized (gain)/loss on real estate technology investments | | 495 |
| (Income)/loss from unconsolidated entities | | 1,880 |
| Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures | | (17,290) |
| Management fee expense on unconsolidated joint ventures | | (875) |
| Consolidated EBITDAre - adjusted for non-recurring items | $ | 264,065 |
| Annualized consolidated EBITDAre - adjusted for non-recurring items | $ | 1,056,260 |
| Interest expense, including debt extinguishment and other associated costs | | 50,214 |
| Capitalized interest expense | | 2,046 |
| Total interest | $ | 52,260 |
| Preferred dividends | $ | 1,197 |
| Total debt | $ | 5,865,263 |
| Cash | | (2,285) |
| Net debt | $ | 5,862,978 |
| **Consolidated Interest Coverage Ratio - adjusted for non-recurring items** | | **5.1x** |
| **Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items** | | **4.9x** |
| **Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items** | | **5.6x** |

Source: Company documents.

| In thousands, except per share and unit amounts | Three Months Ended September 30, 2024 | Three Months Ended September 30, 2023 | Nine Months Ended September 30, 2024 | Nine Months Ended September 30, 2023 |
|---|---|---|---|---|
| **Net income/(loss) attributable to common stockholders** | $ 21,400 | $ 31,637 | $ 90,991 | $ 407,741 |
| Real estate depreciation and amortization | 170,276 | 167,551 | 510,822 | 505,776 |
| Noncontrolling interests | 1,480 | 2,561 | 6,771 | 27,160 |
| Real estate depreciation and amortization on unconsolidated joint ventures | 12,546 | 13,149 | 40,928 | 29,329 |
| Impairment loss from unconsolidated joint ventures (1) | 8,083 | - | 8,083 | - |
| Net (gain)/loss on the sale of depreciable real estate owned, net of tax | - | - | (16,867) | (324,770) |
| **Funds from operations ("FFO") attributable to common stockholders and unitholders, basic** | $ 213,785 | $ 214,898 | $ 640,528 | $ 645,236 |
| Distributions to preferred stockholders - Series E (Convertible) (2) | 1,197 | 1,221 | 3,638 | 3,626 |
| **FFO attributable to common stockholders and unitholders, diluted** | $ 214,982 | $ 216,119 | $ 644,166 | $ 648,862 |
| **FFO per weighted average common share and unit, basic** | $ 0.61 | $ 0.61 | $ 1.81 | $ 1.84 |
| **FFO per weighted average common share and unit, diluted** | $ 0.60 | $ 0.61 | $ 1.81 | $ 1.83 |
| Weighted average number of common shares and OP/DownREIT Units outstanding, basic | 353,275 | 351,271 | 353,299 | 350,534 |
| Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted | 357,226 | 354,620 | 356,811 | 353,890 |
| **Impact of adjustments to FFO:** | | | | |
| Variable upside participation on preferred equity investment, net | $ - | $ - | $ - | $ (204) |
| Legal and other costs | 1,551 | 364 | 6,995 | (894) |
| Realized and unrealized (gain)/loss on real estate technology investments, net of tax | 3 | 7,931 | (4,813) | (179) |
| Severance costs | 3,018 | - | 4,550 | - |
| Casualty-related charges/(recoveries) | 1,473 | (1,928) | 8,749 | 3,362 |
| **Total impact of adjustments to FFO** | $ 6,045 | $ 6,367 | $ 15,681 | $ 2,085 |
| **FFO as Adjusted attributable to common stockholders and unitholders, diluted** | $ 221,027 | $ 222,486 | $ 659,847 | $ 650,947 |
| **FFO as Adjusted per weighted average common share and unit, diluted** | $ 0.62 | $ 0.63 | $ 1.85 | $ 1.84 |
| Recurring capital expenditures, inclusive of unconsolidated joint ventures | (29,898) | (27,139) | (73,496) | (60,784) |
| **AFFO attributable to common stockholders and unitholders, diluted** | $ 191,129 | $ 195,347 | $ 586,351 | $ 590,163 |
| **AFFO per weighted average common share and unit, diluted** | $ 0.54 | $ 0.55 | $ 1.64 | $ 1.67 |

See pages A-1 through A-9 for definitions and other terms.

(1) During the three months ended September 30, 2024, UDR recorded an $8.1 million non-cash impairment loss related to the Junction preferred equity investment.

(2) Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and nine months ended September 30, 2024, and September 30, 2023. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Source: Company documents.

# FORWARD LOOKING STATEMENTS

Certain statements made in this presentation may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “outlook,” “guidance,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, rising interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR’s investor relations website at http://ir.udr.com/ under the News and Presentations heading.

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